Number

                                       BMT

                                [GRAPHIC OMITTED]

                                  COMMON STOCK

                                 PAR VALUE $.01

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF MARYLAND

                                [GRAPHIC OMITTED]

                                     Shares

                                THIS CERTIFICATE
                               IS TRANSFERABLE IN
                                BOSTON, MA OR IN
                                  NEW YORK, NY

                                CUSIP 092506 10 4
                       SEE REVERSE FOR CERTAIN DEFINITIONS

                The Blackstone Insured Municipal Term Trust Inc.

THIS CERTIFIES THAT

IS THE OWNER OF

            FULL PAID AND NONASSESSABLE SHARES OF THE COMMON
STOCK OF

The Blackstone Insured Municipal Term Trust Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

               [THE BLACKSTONE INSURED MUNICIPAL TERM TRUST, INC.
                                    CORPORATE
                                      SEAL
                                      1991
                                    MARYLAND]

DATED

/s/ Barbara Novick                  /s/ [ILLEGIBLE]

SECRETARY                           PRESIDENT

                                    COUNTERSIGNED AND REGISTERED
                                    STATE STREET BANK [ILLEGIBLE]
                                           TRUST COMPANY
                                            [ILLEGIBLE]

                                                   TRANSFER AGENT
                                                    AND REGISTRAR

                                    BY

                                             AUTHORIZED SIGNATURE


                THE BLACKSTONE INSURED MUNICIPAL TERM TRUST INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation s capital stock. Such requests may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --               Custodian
                        (Cust)                   (Minor)
                        under Uniform Gifts to Minors Act

                           --------------------------
                                     (State)

     Additional abbreviations may also be used though not in the above list

      For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE

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_____ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ___________________


                                        ----------------------------------------
                                        Signature

                                             NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATSOEVER.